Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Enzon Pharmaceuticals, Inc. (the Company) for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Craig A. Tooman, Executive Vice President, Finance, and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2009	By:	/s/Craig A. Tooman
Craig A. Tooman
Executive Vice President, Finance and
Chief Financial Officer
(Principal Financial Officer)